FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D. C.  20549



                                Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 23, 1995



                 CAROLINA POWER & LIGHT COMPANY
_________________________________________________________________
    (Exact name of registrant as specified in its charter)


       North Carolina                   1-3382            56-0165465
_____________________________________________________________________
(State or other jurisdiction            (Commission    (IRS Employer
      of incorporation)                 File Number)     Identification
                                                                 No.)

      411 Fayetteville Street, Raleigh, North Carolina  27601
_________________________________________________________________
                 (Address of principal executive offices)


Registrant's telephone number, including area code (919) 546-6111

Item 7.  Financial Statements, Pro forma Financial Information and Exhibits
_______________________________________________________________

         (a) Interim financial statements (unaudited), including statements of income, balance sheets and statements of cash flows, for the period ended December 31, 1994.

         (b) No pro forma financial information is filed herewith.

         (c)     Exhibits

                 -  Computation of Ratio of Earnings to Fixed Charges


                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CAROLINA POWER & LIGHT COMPANY
                                      Registrant


                           By:  Charles D. Barham, Jr.
                                Executive Vice President


Date:  January 23, 1995